Exhibit 10.44

SECURITIES SUBSCRIPTION AND PURCHASE AGREEMENT

eDiets.com, Inc.

1000 Corporate Drive Suite 600

Fort Lauderdale FL 33334

Each undersigned investor (each an “Investor,” collectively the “Investors”) hereby confirms his agreement with you as follows:

1. This Securities Subscription and Purchase Agreement (this “Agreement”) is made as of April 5, 2010, between eDiets.com, Inc., a Delaware corporation (the “Company”), and the Investors named on the signature page herein. The Company is considering conducting a public offering (the “Public Offering”) of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” or the “Securities”), to raise additional capital pursuant to an effective shelf registration statement File No. 333-165445) (the “Registration Statement”) on file with the Securities and Exchange Commission (the “SEC”). Pursuant to this Agreement and subject to its terms and conditions, each Investor hereby subscribes for and will purchase from the Company and the Company will issue and sell to each Investor, in a private placement such shares of Common Stock as is determined by dividing the Aggregate Purchase Price subscribed by such Investor, as set forth on Exhibit A hereto, by the public offering price of the Common Stock in the Public Offering (the “Public Offering Price”).

2. As soon as practicable after the date hereof, the Company shall:

(a) Prepare (A) an information statement (an “Information Statement”) relating to the approval under Nasdaq Listing Rule 5635 of the issuance of Securities (i) to the Investor(s) pursuant to this Agreement and any other Securities Subscription and Purchase Agreement, dated as of the date hereof, pursuant to which the Company issues and sells Securities to any of its directors or officers, (ii) to Prides Capital Fund I, L.P. (“Prides”) upon conversion of its outstanding notes pursuant to the Debt Conversion Agreement dated as of April 5, 2010 by and between the Company and Prides (the “Prides Debt Conversion Agreement”) and (iii) to Kevin A. Richardson, II (“Richardson”) upon conversion of his outstanding note pursuant to the Debt Conversion Agreement dated as of April 5, 2010 by and between the Company and Richardson (the “Richardson Debt Conversion Agreement”) as contemplated by and in accordance with Regulation 14C under the Exchange Act (collectively, the issuances contemplated by (i), (ii) and (iii) above, the “Private Placements”) and (B) an amendment to the Company’s definitive proxy statement on Schedule 14A, previously filed with the SEC on March 22, 2010, with respect to proposal 3 contained therein, which relates to the increase in the number of shares of Common Stock authorized for issuance by the Company (the “Proxy Statement Amendment”);

(b) file the preliminary Information Statement with the SEC;

(c) use its reasonable best efforts to have the preliminary Information Statement cleared by the SEC as promptly as practicable; and

(d) (A) cause the definitive Information Statement and Proxy Statement Amendment to be disseminated to the stockholders of the Company in accordance with the provisions of the General Corporation Law of the State of Delaware (“DGCL”) and Regulation 14A or 14C, as the case may be, as soon as possible (and in the case of the definitive Information Statement, after the preliminary Information Statement is cleared with the SEC) and (B) use its reasonable best efforts to provide on a timely basis additional information required by NASDAQ with respect to its Listing of Additional Shares notification for the Securities.

3. Each Investor agrees that he will, at any meeting of the Company’s stockholders, however called and any postponement or adjournment thereof, or in connection with any written consent of the Company’s stockholders, vote (or, if applicable, execute consents and approvals in respect of) all of the shares of Common Stock (the “Shares”) that he owns of record or beneficially as of the date of this Agreement, or that he acquires prior to the Closing, in favor of the Private Placements and in favor of the Authorized Capital Increase (as defined below), and against any action or agreement that would result in the Private Placements or the Authorized Capital Increase not being consummated. Each Investor agrees that prior to the Closing, he will not, directly or indirectly sell, transfer, assign, pledge, hypothecate or otherwise dispose of the record or beneficial ownership of, or enter into any other voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or other grant with respect to his Shares.

4. The Company, Kevin A. Richardson, II and the Investors have entered into an amendment to that certain registration rights agreement dated as of June 23, 2009 and as amended on September 8, 2009, in the form of Exhibit B to this Agreement (the “Amendment”), to become effective concurrently with the Closing (as defined below).

5. Unless otherwise agreed between the Company and each Investor, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company and shall occur as soon as practicable, but not more than three (3) business days following the date on which all of the conditions set forth in Sections 6 and 7 below have been satisfied or waived by the appropriate party.

6. The Company’s obligation to issue and sell the Securities to each Investor shall be subject to the following conditions:

(a) the Public Offering shall have been completed;

(b) the Company shall have obtained the requisite stockholder approval via written consent for the Private Placements in satisfaction of Nasdaq Listing Rule 5635 and all other relevant rules and regulations of the Nasdaq Stock Market and in accordance with the Company’s Certificate of Incorporation and bylaws and the DGCL;

(c) the Information Statement shall have been sent to stockholders of the Company at least 20 calendar days prior to the date of the Closing;

(d) the Company’s Certificate of Incorporation shall have been amended to increase the amount of authorized shares of Common Stock to at least 100,000,000 (the “Authorized Capital Increase”);

(e) the representations and warranties made by each Investor in this Agreement are accurate in all material respects when made and at the Closing and each Investor shall have fulfilled his respective obligations under this Agreement on or prior to the Closing in all material respects; and

(f) the Company shall have received the Aggregate Purchase Price from each Investor.

7. Each Investor’s obligation to purchase the Securities shall be subject to the following conditions:

(a) the Public Offering shall have been completed;

(b) the Company shall have obtained the requisite stockholder approval via written consent for the Private Placements in satisfaction of Nasdaq Listing Rule 5635 and all other relevant rules and regulations of the Nasdaq Stock Market and in accordance with the Company’s Certificate of Incorporation and bylaws and the DGCL;

(c) the Information Statement shall have been sent to stockholders of the Company at least 20 calendar days prior to the date of the Closing;

(d) the Company’s Certificate of Incorporation shall have been amended to affect the Authorized Capital Increase;

(e) the Company shall have executed and delivered the Amendment; and

(f) the representations and warranties made by the Company in this Agreement are accurate in all material respects when made and at the Closing and the Company shall have fulfilled its obligations under this Agreement on or prior to the Closing in all material respects.

8. Certificates representing the Shares purchased by each Investor will be registered in such Investor’s name and address as set forth below.

9. Each Investor represents and warrants to, and covenants with, the Company as follows:

(a) the Investor was at the time he was offered the Securities and, is as of the date hereof and as of the Closing, an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information the Investor deemed relevant in making an informed decision to purchase the Securities and is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment;

(b) the Investor has a pre-existing relationship with the Company and has been in discussions regarding purchasing Securities prior to the commencement of the Public Offering, and the Investor is not purchasing or acquiring the Securities in reliance on the Registration Statement or any prospectus supplement filed in connection therewith;

(c) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement;

(d) the Investor is acquiring the Securities in the ordinary course of business and for the Investor’s own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities;

(e) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; and

(f) the Investor understands that the Securities will bear a legend which the Company, in its sole reasonable discretion, deems necessary or advisable under the Securities Act or by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended. The Company may instruct its transfer agent not to register the transfer of any Securities until and unless the conditions specified in the legend is satisfied.

10. The Company represents and warrants to, and covenants with, each Investor as follows:

(a) The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware, has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, prospects, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under this Agreement in all material respects, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification;

(b) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or the Board or stockholders is required other than those actions contemplated by Sections 6(b), 6(c) and 6(d); and

(c) The Securities to be sold pursuant to this Agreement will at the time of issuance and sale be duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the respective Investor).

11. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein shall survive the execution of this Agreement, the delivery to the Investors of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

12. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by FedEx (or comparable service) or facsimile, and shall be deemed given: (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after timely delivery to such carrier, (iii) if delivered by FedEx (or comparable service), two (2) business days after timely delivery to such carrier, or (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:

eDiets.com, Inc.

1000 Corporate Drive Suite 600

Fort Lauderdale FL 33334

Attention: Chief Financial Officer

Facsimile: (954) 938-0031

(b) if to each Investor, at the address set forth below his name, with copy c/o eDiets.com, Inc., 1000 Corporate Drive, Fort Lauderdale FL 33334, Facsimile: (954) 938-0031.

13. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

14. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

15. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

16. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

17. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

18. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by fax or electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature were an original.

[Remainder of Page Intentionally Left Blank.]

Please confirm that the foregoing correctly sets forth the agreement between us by signing below.

Dated as of: April 5, 2010

/s/ Kevin N. McGrath
Investor: Kevin N. McGrath
Address:

/s/ Lee S. Isgur
Investor: Lee S. Isgur
Address:

(Signatures Continued on Next Page)

AGREED AND ACCEPTED:

eDiets.com, Inc.

By:	/s/ Thomas Hoyer
Name:	Thomas Hoyer
Title:	Chief Financial Officer

Exhibit A:	Investors and Aggregate Purchase Price

Exhibit B:	Form of Amendment No. 2 to Registration Rights Agreement

[SECURITIES SUBSCRIPTION AND PURCHASE AGREEMENT SIGNATURE PAGE]

Exhibit A

Investors

Name of Investor	Aggregate Purchase Price
Kevin N. McGrath	$200,000
Lee S. Isgur	$100,000

Exhibit B

Form of Amendment No 2 to Registration Rights Agreement